EXHIBIT 10.9

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is dated as of March [*], 2022, between Metro One Telecommunications, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Purchasers are willing to advance funds to the Company in exchange for the issuance to each Purchaser of (i) promissory notes evidencing the Company’s obligation to repay each Purchaser’s loan of the advanced funds, and (ii) in reliance on an exemption from from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), warrants to purchase the Company’s Common Stock, all as more fully described in this Agreement (the “Offering”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 5.5.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, banking institutions in the State of New York shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of banking institutions in the State of New York or are generally are open for use by customers on such day.

“Closing” means each closing of the purchase and sale of the Notes and Warrants pursuant to Section 2.1.

“Closing Date” has the meaning set forth in Section 2.1(c).

“Common Stock” means the common stock of the Company, $0.0001 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Notes” shall have the meaning assigned to such term in Section 2.1(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Warrants and the Warrant Shares.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Warrant Shares and/or ADSs).

“Sophisticated Investor” means a Person who is not an accredited investor, within the meaning of Rule 501 under the Securities Act, and has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment, or the Company reasonably believes immediately prior to making any sale that such purchaser comes within this description.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Notes and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means (i) this Agreement, (ii) the Notes, (iii) the Warrants, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

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“Transfer Agent” means Computershare, the current transfer agent of the Company and any successor transfer agent of the Company.

“Warrant” shall have the meaning assigned to such term in Section 2.1(b).

“Warrant Exercise Price” shall equal $0.12, subject to adjustment as set forth in the Warrants.

 “Warrant Shares” shall have the meaning assigned to such term in Section 2.1(b).

ARTICLE II.

PURCHASE AND SALE OF NOTES AND WARRANTS

2.1 Closing.

(a) Promissory Notes; No Minimum Offering. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Purchaser, severally and not jointly, at each applicable Closing Date, a promissory note in the principal amount of such Purchaser’s Subscription Amount (each, a “Note”, and collectively, the “Notes”); provided, each Purchaser is committed only to purchase a Note in the principal amount set forth on its signature page attached hereto. Each such Note shall, among other things, (i) be dated the date of issuance, (ii) bear interest from such date at the rate of twelve percent (12%) per annum, (iii) mature upon the date that is four (4) months from the date of issuance, and be substantially in the form of Exhibit A hereto. Each Purchaser acknowledges that: (1) this subscription is part of a proposed placement by the Company of up to $1,000,000 in aggregate principal amount of Notes and (2) the Offering is being conducted on a “best efforts/no minimum basis” and that, therefore, the Company makes no representation or guarantee that $1,000,000 in aggregate principal amount of Notes will be sold in the Offering.

(b) Warrants. As additional consideration for the purchase by the Purchasers of the Notes, the Company agrees to issue to each Purchaser on the applicable Closing Date a warrant to purchase shares of its Common Stock (each, a “Warrant”, and collectively, the “Warrants”). Each such Warrant shall, among other things, (i) provide for the purchase by the applicable Purchaser of a number of shares of Common Stock (the “Warrant Shares”) equal to fifty percent (50%) of the original principal amount of the Note purchased by such Purchaser hereunder divided by the Warrant Exercise Price), at an exercise price per share equal to the Warrant Exercise Price, (iii) shall be exercisable immediately upon issuance, (iv) have a term of exercise equal to twelve (12) months from the initial exercise date, and (v) be substantially in the form of Exhibit B hereto.

(c) Closing Date. The initial Closing of the purchase and sale of the Notes and Warrants shall take place on the date when all of the Transaction Documents have been executed and delivered by the applicable parties and the other conditions to the Closing set forth in Sections 2.2 and 2.3 have been satisfied or waived (or such later date as is mutually agreed to by the Company and the Purchaser(s)). There may be multiple Closings until the earlier of the Final Termination Date (as defined below) or such time as subscriptions for the sale of Notes in the maximum aggregate principal amount being offered are accepted. The “Closing Date” for any Closing shall be the date that any Purchaser funds representing such Purchaser’s Subscription Amount are transmitted to the Company in accordance with Section 2.2(b). Each Closing shall occur on a Closing Date remotely via the electronic exchange of documents and signatures. During the Offering, upon the Company’s receipt of a Purchaser’s Subscription Amount and provided the Company accepts such Purchaser’s subscription, subscription funds received by the Company pursuant to the Offering may be used by the Company by the Company and released at the discretion of the Company from time to time. If a subscription is not accepted, whether in whole or in part at the discretion of the Company, the subscription funds held therein will be returned to the Subscriber without interest or deduction. The Offering shall terminate on or before March 15, 2022 (the “Termination Date”); provided the Termination Date may be extended at the Company’s sole discretion for an additional 30 days, which extended Termination Date is referred to herein as the “Final Termination Date”. The Company reserves the right to terminate the Offering in its discretion following the initial Closing.

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2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a Note duly executed by the Company with such terms as determined in accordance with Section 2.1(a); and

(iii) a Warrant duly executed by the Company, registered in the name of such Purchaser with such terms as determined in accordance with Section 2.1(b).

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s Subscription Amount by wire transfer in accordance with wire instructions provided by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or any Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Notes and the Warrants at the Closing.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing, and, if applicable under the laws of the jurisdiction in which they are formed, in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)    No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Notes and the Warrants and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of clause (ii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)     Issuance of the Securities. The Securities are duly authorized, and the Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants.

(f)      Capitalization. The Company is authorized to issue 600,000,000 shares of Common Stock of which, as of the date of this Agreement, (i) 257,920 shares were issued and outstanding, (ii) [47,874,504] shares are reserved for issuance pursuant to existing securities exercisable into shares, including warrants and options (the “Existing Securities”) and (iii) [104,166,667] shares are reserved for various planned issuances of shares and securities exercisable into shares, including pursuant to this offering (the “Planned Issuances”). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except for the Existing Securities, Planned Issuances and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company to issue Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary.

(g)    Certain Fees. The Company may enter into arrangements pursuant to which brokerage or finder’s fees or commissions are or will be payable by the Company or its Subsidiaries to brokers, financial advisors consultants, finders, placement agents, investment bankers, banks or other Persons with respect to the transactions contemplated by the Transaction Documents. Other than for Persons engaged by any Purchaser, if any, the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

3.2 Representations, Warranties and Agreements of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

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(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Regulation S Exemption. Such Purchaser understands that the Securities are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemption and the suitability of such Purchaser to acquire the Securities. Accordingly, such Purchaser represents, warrants and agrees that:

(i) Such Purchaser is not a U.S. Person (as defined below). A “U.S. Person” means any one of the following:

(1) any U.S. Citizen;

(2) any natural person resident in the United States of America;

(3) any partnership or corporation organized or incorporated under the laws of the United States of America;

(4) any estate of which any executor or administrator is a U.S. person;

(5) any trust of which any trustee is a U.S. person;

(6) any agency or branch of a foreign entity located in the United States of America;

(7) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(8) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(9) any partnership or corporation if:

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(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, such Purchaser was outside of the United States.

(iii) During the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), such Purchaser shall not offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or benefit of a U.S. Person or otherwise in a manner that is not in compliance with Regulation S, except pursuant to registration under the Securities Act or an available exemption therefrom.

(iv) Such Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

(v) Neither such Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Securities and each Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(vi) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(vii) Neither such Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. Such Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only incompliance with any local applicable securities laws.

(d) Experience of Such Purchaser; Acknowledgment of Risk. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Notes and Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Notes and Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser acknowledges that an investment in the Notes and Securities is speculative and subject to significant risks, including the risk that the Company’s business might failure, which could result in the loss of the Purchaser’s investment in the Company.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Notes and Securities as a result of any advertisement, article, notice or other communication regarding the Notes and Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

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(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Notes and Securities and the merits and risks of investing in the Notes and Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Company nor any Affiliate of the Company has provided such Purchaser with any information or advice with respect to the Notes and Securities nor is such information or advice necessary or desired.

(g) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Notes and Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Notes and Securities.

(h) Brokers. No agent, broker, investment banker, person or firm acting in a similar capacity on behalf of or under the authority of the Purchaser is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, for which the Company or any of its Affiliates after the Closing could have any liabilities in connection with this Agreement, any of the transactions contemplated by this Agreement, or on account of any action taken by the Purchaser in connection with the transactions contemplated by this Agreement.

(i) Independent Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Notes and Securities constitutes legal, tax or investment advice.

(j) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Notes and Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Purchaser (or its broker or other financial representative) to effect Short Sales or similar transactions in the future.

(k) Non-Public Information. Such Purchaser acknowledges that, pursuant to applicable law, it may not trade in the securities of the Company on the basis of material, non-public information concerning the Company or its Subsidiaries, or share any material, non-public information concerning the Company or its Subsidiaries in its possession with any third party.

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(l) Acknowledgment of Company Status. Such Purchaser acknowledges that (i) the Common Stock is not registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company is not subject to the reporting requirements of Section 13(a) or 15(b) of the Exchange Act, and (ii) the Company was previously an “issuer” described under paragraph (i)(1)(i) of Rule 144.

(m) No Other Representations. Such Purchaser acknowledges that, except for the representations and warranties made by the Company in this Agreement, neither the Company nor any representative of the Company makes or has made any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries, and acknowledges that it has not relied upon or otherwise been induced by any such other express or implied representation or warranty.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.

ARTICLE IV.

REGISTRATION RIGHTS

4.1 The Company shall seek to include the resale of the Warrant Shares in its registration statement on Form S-1 (File No. 333-262645) filed by the Company with SEC (the “Registration Statement”); provided, that if for any reason the Warrant Shares are not eligible to be included in the Registration Statement, the Company shall, promptly after the Registration Statement is declared effective by the SEC, use its commercially reasonable efforts to file a separate registration statement with the SEC covering the resale of the Warrant Shares and use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the initial filing thereof.

ARTICLE V.

OTHER AGREEMENTS OF THE PARTIES

5.1 Transfer Restrictions.

(a) Except as provided in the registration rights provisions set forth in Section 4.1, the sale or resale of all or any portion or component of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and that all or any portion or component of the Securities may not be transferred by a Purchaser unless:

(i) the Securities are sold pursuant to an effective registration statement under the Securities Act;

(ii) the subject Purchaser shall have delivered to the Company, at the cost of the Purchaser, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration;

(iii) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 5.1 and who is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act; or

(iv) the Securities are sold pursuant to Rule 144;

provided, that in connection with any transfer of Securities by a Purchaser pursuant to the foregoing clauses (ii)-(iv) of this Section 5.1, the transferring Purchaser shall provide to the Company an opinion of counsel selected by the Purchaser and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

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5.2 Legends. The Purchasers agree to the imprinting of a legend on any of the Securities in substantially following form:

THIS SECURITY [AND THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] [IS]/[ARE] BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT (“REGULATION S”). TRANSFER OF THIS SECURITY [OR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THIS SECURITY [OR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

5.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

5.4 Exercise Procedures. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. The Company shall honor exercises of the Warrants and shall deliver or cause to be delivered Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

5.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Notes or Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

5.6 Use of Proceeds. The Company and its Subsidiaries shall use the net proceeds from the sale of the Notes and Securities hereunder for general corporate and working capital purposes.

5.7 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Warrant Shares pursuant to any exercise of the Warrants.

5.8 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

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ARTICLE VI.

MISCELLANEOUS

6.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Notes and/or Securities to the Purchasers.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file a press release disclosing any such material non-public information.

6.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers who purchased at least 50.1% in interest of the aggregate principal amount of Notes issued based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. Notwithstanding anything to the contrary herein, the Company may amend this Agreement without the consent of any Purchasers to add additional Purchaser parties hereto subsequent to the date of this Agreement and prior to the Final Termination Date. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 6.4 shall be binding upon each Purchaser and holder of Notes or Securities and the Company.

6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Note or Securities, provided that such transferee agrees in writing to be bound, with respect to such transferred Note or Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

6.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 6.7.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence a Proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Notes and Securities for the applicable statute of limitations.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any Warrant Shares subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

6.13 Replacement of Securities. If any certificate or instrument evidencing any Note or Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity but without any requirement to post any surety bond)) associated with the issuance of such replacement Note or Securities, as applicable.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Proceeding for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

6.16 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.17 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

6.18 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

METRO ONE TELECOMMUNICATIONS, INC.	Address for Notice:
30 North Gould Street, Suite 2990 Sheridan, WY 82801 Attention: Bianca Meger
By:	Email: bianca@shelfy.io
Name: Bianca Meger
Title: CEO

With a copy to (which shall not constitute notice):

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 100019

Attention: Kenneth Schlesinger

E-Mail: kschlesinger@olshanlaw.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser: ____________________________________

Address for Delivery of Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $ ☐ ([         American Dollars])

                Note Principal Amount: $ ☐ ([      American Dollars])

Warrant Shares: ☐ ([        Warrant Shares])

Social Security/EIN Number: _______________________

[SIGNATURE PAGES CONTINUE]

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Schedule 3.1(a)

Subsidiaries

1. Stratford Ltd., a company established under the laws of the State of Israel.

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Exhibit A

Form of Note

See attached.

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Exhibit B

Form of Warrant

See attached.

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PROMISSORY NOTE

Principal Amount: $ [*]	Dated as of [*], 2022

FOR VALUE RECEIVED, Metro One Telecommunications, Inc., a Delaware corporation (the “Maker”), promises to pay to the order of [_________]or its registered assigns or successors in interest (the “Payee”)the principal sum of [ American Dollars] ($[*]) in lawful money of the United States of America, on the terms and conditions described below. Reference is made to that certain Note Purchase Agreement, dated as of March [*], 2022, by and among the Maker, Payee in its capacity as a Purchaser, and the other Purchasers party thereto (as the same may be amended, modified, increased, supplemented and/or restated from time to time, the “Purchase Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement).

1. Principal.The principal balance of this Promissory Note (this “Note”)shall be payable on July [*], 20221 (the “Maturity Date”). The principal balance may be prepaid at any time prior to the Maturity Date at the discretion of the Maker. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest.

(a) The unpaid principal balance of this Note shall bear interest from and including the date of issuance until all obligations of the Maker hereunder are paid in full at a rate of one percent (12.0%) per annum. Accrued and unpaid interest is due and payable monthly in arrears in cash, commencing on April 1, 2022 in accordance with Section 3 (the “Monthly Interest Payments”).

(b) All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

3. Payments.

(a) Each Monthly Interest Payment due under the Note (other than at the Maturity Date) shall be payable in cash to the Payee by the Maker in accordance with the wire instructions set forth on Schedule A hereto or in accordance with instructions provided by the Payee.

(b) The outstanding principal balance of the Note shall be payable in cash on the Maturity Date, when all when all unpaid principal of, and accrued and unpaid interest on the Note shall be due and payable in cash to Payee in accordance with the wire instructions set forth on Schedule A hereto or in accordance with instructions provided by the Payee.

(c) Whenever any payment owed under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be. As used herein, “Business Day” means a day of the year on which banks are not required or authorized to close in New York, New York.

___________________________

1 Maturity Date to be four (4) months from date of issuance.

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4. Costs and Expenses.The Maker agrees to reimburse the Payee for all out-of-pocket costs and expenses, including, without limitation, attorneys’ fees, incurred by the Maker in connection with the (i) collection of any sums due under this Note; and (ii) enforcement of this Note or any other Transaction Document (including, without limitation, any costs and expenses of any third party provider engaged by Payee for such purpose).

5. Application of Payments.All payments shall be applied as follows:

(a) First, to Payee for reimbursable costs and expenses incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees;

(b) Second, to Payee to pay interest due and payable in respect of the Note until paid in full;

(c) Lastly; to Payee to pay principal balance of this Note until paid in full.

6. Events of Default. The following shall constitute an event of default (each, an “Event of Default”):

(a) Failure to Make Required Payments. Failure to make any payment of the principal or interest on or other payments owing in respect of this Note, free of any claim of subordination, within five (5) Business Days following the date when due; or

(b) Breach of Representations or Warranties. Any representation or warranty of Maker, or any certification or other material written statement of fact made or deemed made by such Maker in in the Purchase Agreement or in any other Transaction Document, or in any document delivered in connection therewith, shall prove to have been incorrect in any material respect when made or deemed made, and such breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within five (5) Business days after the date on which notice of such failure or breach shall have been given; or

(c) Breach of Covenant. Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of this Note, the Purchase Agreement, or any other Transaction Document, and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within five (5) Business days after the date on which notice of such failure or breach shall have been given; or

(d) Voluntary Liquidation, Etc. The commencement by Maker of a proceeding relating to its bankruptcy, insolvency, reorganization, rehabilitation or other similar action, or the consent by it to the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing; or

(e) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under any applicable bankruptcy, insolvency or similar law, for the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for Maker or for any substantial part of its property, or ordering the winding-up or liquidation of the affairs of Maker, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

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7. Remedies.

(a) Upon the occurrence of an Event of Default specified in Sections 6(a), 6(b) or 6(c) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, any accrued and unpaid interest thereon, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 6(d) or 6(e), the unpaid principal balance of this Note, any accrued and unpaid interest thereon, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

8. Waivers.Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

9. Unconditional Liability.Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

10. Notices.All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 10):

If to Maker:

Metro One Telecommunications, Inc.

Email: bianca@shelfy.io; Attention: Bianca Meger, Chief Executive Officer

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With a copy to (which shall not constitute notice):

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 100019

Attention: Kenneth Schlesinger

E-Mail: kschlesinger@olshanlaw.com

If to Payee:

[_______]

[_______]

Attention: [____]

Email: [______]; Attention: [______]

11.Construction.THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

12.Jurisdiction.The courts of New York have exclusive jurisdiction to settle any dispute arising out of or in connection with this agreement (including a dispute relating to any non-contractual obligations arising out of or in connection with this agreement) and the parties submit to the exclusive jurisdiction of the courts of New York.

13.Severability.Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.Amendment; Waiver.Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

15.Assignment.No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

16.Further Assurance.The Maker shall, at its own cost and expense, execute and do (or procure to be executed and done by any other necessary party) all such deeds, documents, acts and things as the Payee may from time to time require as may be necessary to give full effect to this Note.

[Signature Page Follows]

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IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed on the day and year first above written.

METRO ONE TELECOMMUNICATIONS, INC.

By:
Name: Bianca Meger
Title: CEO

[Signature Page to Promissory Note]

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Schedule A

Payee Wire Instructions

Account Name:	Metro One Telecommunications Inc,

Registered Address:	30 North Gould Street Site 2990 Sheridan WY 82801

Bank Name:	Private Bank SVB
Silicon Valley Bank
Bank Address:	3003 Tasman Drive, Santa Clara, CA 95054 USA

Account number:	[*]

ABA:	121145145

Swift:	SVBKUS6S

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